1933 Act File No. 33-58846
                                                     1940 Act File No. 811-7538



                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]
                       POST-EFFECTIVE AMENDMENT NO. 18                [X]

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT    [X]
                                     OF 1940
                              AMENDMENT NO. 18                        [X]



                          LORD ABBETT SECURITIES TRUST
                Exact Name of Registrant as Specified in Charter


                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (212) 848-1800


                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

____      immediately on filing pursuant to paragraph (b) of Rule 485


____      on (date) pursuant to paragraph (b) of Rule 485


____      60 days after filing pursuant to paragraph (a) (1) of Rule 485


____      on October 14, 1997 pursuant to paragraph (a) (1) of Rule 485


_X__      75 days after filing pursuant to paragraph (a) (2) of Rule 485


____      on (date) pursuant to paragraph (a) (2) of Rule 485


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                          LORD ABBETT SECURITIES TRUST
                                      N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No.18

                                Explanatory Note

This Post-Effective Amendment No. 18 (the "Amendment") to the Registrant's Registration Statement relates only to the World Bond-Debenture Series of the Lord Abbett Securities Trust.

          The other series and classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively, of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such prior Post-Effective Amendments.

                                             Post-Effective
                                             AMENDMENT NO.

Growth & Income Series- Class A, B and C         15
International Series - Class A, B and C          15
International Series - Class Y                   16
Alpha Series - Class A, B and C                  17


Form N-1A                              Location In Prospectus or
ITEM NO.                               STATEMENT OF ADDITIONAL INFORMATION

1                                      Cover Page
2                                      Fee Table
3                                      Finacial Highlights
4 (a) (i)                              Cover Page
4 (a) (ii)I                            Investment Objectives
4 (b) (c)                              How We Invest
5 (a) (b) (c)                          Our Management; Last Page
5 (d)                                  N/A
5 (e)                                  Our Management
5 (f)                                  Our Management
5 (g)                                  Purchases
6 (a)                                  Cover Page
6 (b)  (c) (d)                         N/A
6 (e)                                  Cover Page; Purchases
6 (f)  (g)                             Dividends, Capital Gains
                                       Distributions and Taxes
6 (h)                                  Purchases
7 (a)                                  Back Cover Page
7 (b) (c) (d)                          Purchases
8 (a)  (b) (c) (d)                     Redemptions
                                       Purchases, Redemptions and Shareholder
                                       Services

Form N-1A                              Location in Prospectus or
ITEM NO.                               STATEMENT OF ADDITIONAL INFORMATION



9                                      N/A
10                                     Cover Page
11                                     Cover Page -- Table of Contents
12                                     N/A
13 (a)  (b) (c) (d)                    Investment Objectives and Policies
14                                     Trustees and Officers
15 (a)  (b) (c)                        Trustees and Officers
16 (a) (i)                             Investment Advisory and Other
                                       Services
16 (a) (ii)                            Trustees and Officers
16 (a) (iii)                           Investment Advisory and Other
                                       Services
16 (b)                                 Investment Advisory and Other Services
16 (c)  (d) (e) (g)                    N/A
16 (f)                                 Purchases, Redemptions and Shareholder
                                       Services
16 (h)                                 Investment Advisory and Other Services
16 (i)                                 N/A
17 (a)                                 Portfolio Transactions
17 (b)                                 N/A
17 (c)                                 Portfolio Transactions
17 (d) (e)                             N/A
18 (a)                                 Cover Page
18 (b)                                 N/A
19 (a) (b)                             Purchases; Redemptions and Shareholder
                                       Services; Notes to Financial Statements
19 (c)                                 N/A
20                                     Taxes
21 (a)                                 Purchases, Redemptions and Shareholder
                                        Services
21 (b) (c)                             N/A
22                                     N/A
22 (b)                                 Past Performance
23                                     Financial Statements; Supplementary

LORD ABBETT SECURITIES TRUST
The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
800-426-1130

World Bond-Debenture Series ("we" or the "Series"), is a separate series of Lord Abbett Securities Trust (the "Fund"). The Fund currently consists of four series. Only shares of the World Bond-Debenture Series are being offered by this Prospectus. The Series offers three classes of shares: Class A, Class B and Class C. These classes provide investors different investment options in purchasing shares of the Fund. See "Purchases" for a description of these choices.
We seek high current income and the opportunity for capital appreciation to produce a high total return. See "Investment Objective." In seeking this investment objective, the Series invests in lower-rated debt securities which entail greater risks than investments in higher-rated debt securities. The former are referred to colloquially as "junk bonds." Before investing, investors should carefully consider these risks set forth under "How We Invest" and also that at least 20% of our assets must be invested in any combination of investment grade debt securities, U.S. Government or other sovereign state securities and cash equivalents. There can be no assurance that we will achieve our objective.
By investing in globally-diversified debt securities, the Series offers the opportunity for investors to take advantage of high current income with capital appreciation that may be present, from time to time, in particular countries throughout the world.
This Prospectus sets forth concisely the information about the Series that a prospective investor should know before investing. Additional information about the Series and the Fund has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling 800-874-3733. Ask for "Part B of the Prospectus -- The Statement of Additional Information." The date of this Prospectus and of the Statement of Additional Information is March __, 1998.

PROSPECTUS
Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.
Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

CONTENTS

        1       Investment Objective    2

        2       Fee Table       2

        3       How We Invest   3

        4       Purchases       7

        5       Shareholder Services    15

        6       Our Management  16

        7       Dividends, Capital Gains
                Distributions and Taxes 16

        8       Redemptions     17

        9       Performance     18

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1 INVESTMENT OBJECTIVE

Our investment objective is high current income and the opportunity for capital appreciation to produce a high total return. We seek to achieve this objective through a professionally-managed portfolio consisting primarily of convertible and debt securities, many of which are lower-rated, as well as by investing at least 20% of our assets in any combination of investment grade, U.S. Government or other sovereign state debt securities and cash equivalents.

2 FEE TABLE

A summary of the Series' expenses is set forth in the table below. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                                             Class A        Class B                       Class C
                                             Shares         Shares                        Shares
SHAREHOLDER TRANSACTION EXPENSES(1)
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Sales Load(2) on Purchases
(See "Purchases")                            4.75%          None                          None

Deferred Sales Load(2) (See "Purchases")     None           5% if shares are redeemed     1% if shares
                                                            before 1st anniversary        are redeemed
                                                            of purchase, declining        before 1st anniversary
                                                            to 1% before 6th              of purchase
                                                            anniversary and
                                                            eliminated on and
                                                            after 6th anniversary(3)

ANNUAL FUND OPERATING EXPENSES(4)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (See "Our Management")       0.50%          0.50%                         0.50%
12b-1 Fees (See "Purchases")(1)(2)           0.25%          1.00%                         1.00%
Other Expenses (See "Our Management")        0.30%          0.30%                         0.30%
Total Operating Expenses                     1.05%          1.80%                         1.80%



EXAMPLE:Assume an annual return of 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all dividends and distributions, you would pay the following total expenses, assuming redemption on the last day of each period indicated.

                              1 year    3 years   5 years     10 years
Class A shares                $58       $79       $103          $170
Class B  shares(3)            $68       $87       $117          $192
Class C shares                $28       $57        $97          $212

EXAMPLE: You would pay the following expenses on the same investment, assuming no redemption:

                              1 year    3 years   5 years   10 years

Class A shares                $58       $79       $103        $170
Class B  shares(3)            $18       $57        $97        $192
Class C shares                $18       $57        $97        $212

(1) Although the Fund does not, with respect to the Class B and Class C shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plans applicable to the Class B and Class C shares of the Fund (both of which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, over the long term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits the Fund to pay up to 0.50% in total annual fees, half for service and the other half for distribution.

(2) Sales "load" is referred to as sales "charge," "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A, Class B and Class C shares throughout this Prospectus.

(3) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

(4) The annual operating expenses shown in the summary are based on estimated expenses for the current fiscal year.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Fund.


3 HOW WE INVEST

We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified debt-security portfolio. We seek unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks.

Higher yield on debt securities can occur during periods of inflation when the demand for borrowed funds is high. Also, buying lower-rated bonds when the credit risk is above average but, we think, to offer good value, can generate higher yields. Such debt securities normally will consist of secured debt obligations of the issuer (i.e., bonds), general unsecured debt obligations of the issuer (i.e., debentures) and debt securities which are subordinate in right of payment to other debt of the issuer.

Capital appreciation potential is an important consideration in the selection of portfolio securities. Capital appreciation is sought by (1) investing in debt securities when the trend of interest rates is expected to be down; (2) investing in convertible debt securities or debt securities with warrants attached entitling the holder to purchase common stock; and (3) investing in debt securities of issuers in financial difficulties when, in our opinion, the problems giving rise to such difficulties can be successfully resolved, with a consequent improvement in the credit standing of the issuers. Such investments involve corresponding risks that interest and principal payments may not be made if such difficulties are not resolved. In no event will we invest more than 10% of our gross assets at the time of investment in debt securities which are in default as to interest or principal.

Under normal circumstances, we invest at least 65% of our total assets in bonds and/or debentures. Also, under normal circumstances our total assets will be invested in securities, primarily traded in at least three different countries, including the United States (the "guideline"). Except for this guideline, there are neither limitations on how much of the Series' assets can be invested in securities primarily traded in any one country, nor is there a requirement that the securities of each issuer held by the Series be primarily traded in the same three countries. However, this guideline may not be followed for temporary defensive periods when Fund management (hereinafter meaning the officers of the Fund subject to the direction of the Fund's Board of Trustees with the advice of Lord, Abbett & Co., hereinafter "Lord Abbett") believes that it should invest entirely in domestic securities or in securities primarily traded in fewer than three such countries or in equity or short-term debt securities.

If the Board of Trustees determines that the change will benefit shareholders, the following investment policies are subject to change by the Board without shareholder approval: (a) we must keep at least 20% of the value of our total assets in (1) debt securities which, at the time of purchase, are "investment grade," i.e., rated within one of the four highest grades determined either by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, (2) debt securities issued or guaranteed by the U.S. Government or another sovereign state or its agencies or instrumentalities, (3) cash or cash equivalents (short-term obligations of banks, corporations, the U.S. Government or another sovereign state), or (4) a combination of any of the foregoing; (b) while we may invest our gross assets, at market value, in debt securities primarily traded in foreign countries -- such foreign debt securities normally will be limited to issues where there does not appear to be substantial risk of nationalization, exchange controls, confiscation or other government restrictions; (c) subject to the percentage limitations for purchases of other than debt securities described below, we may purchase common and preferred stocks; (d) we may hold or sell any property or securities which we may obtain through the exercise of conversion rights or warrants or as a result of any reorganization, recapitalization or liquidation proceedings for any issuer of securities owned by us. In no event will we voluntarily purchase any securities other than debt securities, if, at the time of such purchase or acquisition, the value of the property and securities, other than debt securities, in our portfolio is greater than 35% of the value of our gross assets. A purchase or acquisition will not be considered "voluntary" if made in order to avoid loss in value of a conversion or other premium; and (e) we neither purchase securities for short-term trading, nor for the purpose of exercising control of management.

We may invest up to 15% of our net assets in illiquid securities. Bonds which are subject to legal or contractual restrictions on resale, but which have been determined by the Board of Trustees to be liquid, will not be subject to this limit. Investment by the Series in such securities, initially determined to be liquid, could have the effect of diminishing the level of the Series' liquidity during periods of decreased market interest in such securities.

The Series may purchase U.S. Government or other sovereign state securities on a when-issued basis and, while awaiting delivery and before paying for them ("settlement"), normally may invest in short-term U.S. Government or other sovereign state securities. The Series does not start earning interest on these when-issued securities until settlement and often they are sold prior to settlement. While this investment strategy may contribute significantly to a portfolio turnover rate substantially in excess of 100%, it has little or no transaction costs or adverse tax consequences for the Series. Transaction costs normally do not include brokerage because the Series' fixed-income portfolio transactions usually are on a principal basis and, at the time of purchase, the Series normally anticipates that any markups charged will be more than offset by the anticipated economic benefits of the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.

The other debt securities in which the Series may invest include, but are not limited to, domestic and foreign, fixed and floating-rate notes, convertible securities, certificates, warrants, commercial paper, and principal and interest pass-throughs issued by governments, authorities, partnerships, corporations, trust companies, banks and bank holding companies, and banker's acceptances, certificates of deposit, time deposits and deposit notes issued by domestic and foreign banks.

OTHER INVESTMENT POLICIES AND TECHNIQUES

COUNTRY DIVERSIFICATION. Subject to the guideline described above with respect to investing in at least three different countries, including the United States, the Series may invest its assets in securities which are primarily traded in the countries throughout the world.

FOREIGN CURRENCY HEDGING TECHNIQUES. The Series may utilize various foreign currency hedging techniques described below when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar.

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts (but not in excess of the amount the Series has invested in non-U.S. dollar-denominated securities at the time any such contract is entered into) in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, the Series may desire to "lock in" the U.S. dollar price of a security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency in which the portfolio securities are denominated if such securities are sold) which it expects to decline in a similar manner. Precise matching of the forward contract and the value of the securities involved will generally not be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date the contract matures. The Series intends to enter into such forward contracts under this second circumstance periodically. The Series also may enter into forward foreign currency contracts which are non-deliverable .

The Series also may transact in currency put and call options on U.S. exchanges or U.S. over-the-counter markets ("OTC") to protect the dollar against foreign currency exposure. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such currency put and call options will not exceed 5% of the net assets of the Series.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms and banks trade options which are more flexible than exchange-listed options with respect to strike price and maturity date. These OTC options generally are available on a wider range of currencies. OTC foreign-currency options generally are more liquid than listed options and involve the credit risk associated with the individual issuer. OTC options together with illiquid securities may comprise no more than 15% of the Series' net assets.

A currency call option, upon payment of a premium, gives the purchaser of the option the right to buy and the seller (writer) of the obligation to sell, the underlying currency at the exercise price until the expiration of the option. The Series' purchase of a call option on a currency might be intended to protect the Series against an increase in the price of the underlying currency that it intends to purchase in the future by fixing the price at which it may purchase such currency. The Series may sell (write) a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing (as well as the cross-hedging described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

The Series will segregate cash or permitted liquid securities belonging to the Series in an amount not less than that required by SEC Release 10666 and SEC staff interpretations thereof with respect to the Series' assets committed to
(a) currency put and call options,  (b) forward foreign  currency  contracts and
(c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such options, forward foreign currency contracts and cross hedges.

BORROWING. The Series may borrow from banks (as defined in the Investment Company Act of 1940, as amended, the "Act") in amounts up to 33 1/3% of its total assets (including the amount borrowed). The Series may borrow up to an additional 5% of its total assets for temporary purposes, and may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

DIVERSIFICATION. The Series intends to meet the diversification rules under Subchapter M of the Internal Revenue Code. Generally, this requires, at the end of each quarter of the taxable year, that (a) not more than 25% of the Series' total assets be invested in any one issuer and (b) with respect to 50% of the Series' total assets, no more than 5% of the Series' total assets be invested in any one issuer, except U.S. Government securities. Since under these rules the Series, may invest its assets in the securities of a limited number of issuers, the value of the Series' investments may be more affected by any single adverse economic, political or regulatory occurrence than in the case of a "diversified" investment company under the Act .

RISK AND VOLATILITY REDUCTION. The Series intends to utilize, from time to time, one or more of the investment techniques identified below. While some of these techniques involve risk when utilized independently, Fund management intends to use them to reduce risk and volatility in the Series' portfolio, although this result cannot be assured.

COVERED CALL OPTIONS. The Series may sell call options on securities it owns. A call option on securities gives the purchaser of the option, upon payment of a premium to the seller of the option, the right to call upon the seller to deliver a specified security on or before a fixed date at a predetermined price.

RIGHTS AND WARRANTS. The Series may invest in rights and warrants to purchase securities.

Rights represent a privilege offered to holders of record of issued securities (usually on a pro-rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privelege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuing company.

The value of a right or warrant may not necessarily change with the value of the underlying securities and rights and warrants cease to have value if they are not exercised prior to their expiration date.

REPURCHASE AGREEMENTS. The Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Such repurchase agreement must, at all times, be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement.

OTHER POLICIES. The Series may engage in any one of the acitivities pursuant to the policies identified below.

CLOSED-END INVESTMENT COMPANIES. The Series may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission. Shares of such investment companies sometimes trade at a discount or premium in relation to their net asset value and there may be duplication of fees, for example, to the extent that the Series and the closed-end investment company both charge a management fee. No more than 5% of the Series' net assets may be invested in shares of closed-end investment companies.

LENDING OF PORTFOLIO SECURITIES. We may engage in the lending of our portfolio securities. These loans may not exceed 30% of the value of the Series' total assets. In such an arrangement, the Series loans securities from its portfolio to registered broker-dealers. Such loans are continuously collateralized by an amount at least equal to 100% of the market value of the securities loaned. Cash collateral is invested in obligations issued or guaranteed by the U.S. Government or its agencies, commercial paper or bond obligations rated AA or A-1/P-1 by Standard & Poor's Rating Services ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, or repurchase agreements with respect to the foregoing. As with other extensions of credit, there are risks of delay in recovery and market loss should the borrowers of the portfolio securities fail financially.

RISK FACTORS. HIGH YIELD DEBT SECRITIES----We may invest substantially in lower-rated bonds because they tend to have higher yields. In general, the market for lower-rated bonds is more limited than that for higher-rated bonds and, therefore, may be less liquid. Market prices of lower-rated bonds may fluctuate more than those of higher-rated bonds, particularly in times of economic change and stress. In addition, because the market for lower-rated corporate debt securities has in past years experienced wide fluctuations in the values of certain of these securities, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of recession. Objective pricing data for lower-rated bonds may be more limited than for higher-rated bonds and valuation of such securities may be more difficult and require greater reliance upon judgment.

While the market for lower-rated bonds may be relatively insensitive to interest rate changes, the market prices of these bonds structured as zero coupon or pay-in-kind securities may be affected to a greater extent by such changes and thus may be more volatile than prices of lower-rated securities paying interest periodically in cash. Lower-rated bonds that are callable prior to maturity may be more susceptible to refunding during periods of falling interest rates, requiring replacement with lower-yielding securities.

Since the risk of default generally is higher among lower-rated bonds, the research and analysis performed by Lord, Abbett & Co. ("Lord Abbett") are especially important in the selection of such bonds. If bonds are rated BB/Ba or lower, they are described as "high-yield bonds" because of their generally higher yields and are referred to colloquially as "junk bonds" because of their greater risks. In selecting lower-rated bonds for investment, Lord Abbett does not rely upon ratings, which evaluate only the safety of principal and interest, not market value risk, and which, furthermore, may not accurately reflect an issuer's current financial condition. We do not have any minimum rating criteria for our investments in bonds. Some issuers may default as to principal and/or interest payments subsequent to our purchase of their securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Laws enacted from time to time could limit the tax or other advantages of, and the issuance of, lower-rated securities and could adversely affect their secondary market and the financial condition of their issuers. On the other hand, such legislation (curtailing the supply of new issues) could improve the liquidity, market values and demand for outstanding issues.

FOREIGN SECURITIES--Securities markets of foreign countries in which the Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. Lack of liquidity may affect the Series' ability to purchase or sell large blocks of securities and thus obtain the best price. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, withholding taxes that cannot be passed through as a tax credit or deduction to shareholders, currency fluctuations and different securities settlement practices. Settlement periods for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. In addition, foreign securities held by the Series may be traded on days that the Series does not value its portfolio securities, such as Saturdays and customary business holidays and, accordingly, the Series' net asset values may be significantly affected on days when shareholders do not have access to the Fund.

PORTFOLIO TURNOVER. The portfolio turnover rate for the Series is expected to be within a range from 100% to 150%. See the discussion of when-issued securities under "How We Invest" as to why this will have little or no transaction cost or adverse tax consequences for the Series.

CHANGE OF INVESTMENT OBJECTIVE AND POLICIES. The Series will not change its investment objective without shareholder approval. If the Series determines that its objective can best be achieved by a change in investment policy or strategy, it may make such change without shareholder approval by disclosing it in its prospectus.

4 PURCHASES

ALTERNATIVE SALES ARRANGEMENTS

CLASSES OF SHARES. The Series offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" defined under "Class A Share Net Asset Value Purchases" below). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a "special retirement wrap program") in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Series a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a "special retirement wrap program." Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.25 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described under "General" below.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described under "General" below.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Series a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described under "General" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Series. We used the sales charge rates that apply to Class A, Class B and Class C shares, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them for one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C shares. If you are investing $500,000 or more, Class A shares may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Series' rights of accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC with respect to Class B shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

HOW DOES IT AFFECT PAYMENTS TO MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Series shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the

Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

GENERAL

HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to World Bond-Debenture Series of Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000, except for Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Individual Retirement Accounts ($250 minimum). For Retirement Plans there is no minimum initial investment required. See "Shareholder Services." For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order.

The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Series prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Series' portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

BUYING CLASS A SHARES. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.

                         SALES CHARGE AS A        DEALER'S
                         PERCENTAGE OF:           CONCESSION
                                                     AS A            TO COMPUTE
                                        NET       PERCENTAGE          OFFERING
                        OFFERING        AMOUNT    OF OFFERING      PRICE, DIVIDE
SIZE OF INVESTMENT      PRICE           INVESTED     PRICE             NAV BY

Less than $50,000       4.75%           4.99%       4.00%             .9525
$50,000 to $99,999      4.75%           4.99%       4.25%             .9525
$100,000 to $249,999    3.75%           3.90%       3.25%             .9625
$250,000 to $499,999    2.75%           2.83%       2.50%             .9725
$500,000 to $999,999    2.00%           2.04%       1.75%             .9800
$1,000,000 or more      No Sales Charge             1.00%+           1.0000

+Authorized institutions receive concessions on purchases made by a retirement plan, pursuant to a special retirement wrap program or by another qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See "Class A Rule 12b-1 Plan" below.

CLASS A SHARE VOLUME DISCOUNTS. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class A share purchase in the Series with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Series and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of Lord Abbett Research Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $100,000 or more in any shares of the Series or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

CLASS A SHARE NET ASSET VALUE PURCHASES. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more; (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF;
(c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest; (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"); (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such fund; (f) through Retirement Plans with at least 100 eligible employees; (g) through a "special retirement wrap program" sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under a Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

CLASS A RULE 12B-1 PLAN. We have adopted a Class A share Rule 12b-1 Plan (the "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. Under the A Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Trustees, the Board, including a majority of the outside trustees who are not "interested persons" of the Fund as defined in the Act, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plan, the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions and (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; (ii) through Retirement Plans with at least 100 eligible employees or (iii) constituting new sales pursuant to a special retirement wrap program and excluding exchanges into the Series under such a program. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to 0.10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion and retention of such shares satsifying Lord Abbett Distributor. Class A shares held pursuant to a satisfacotry program would, for example, (i) constitute a significant percentage of the Fund's net asests, (ii) be held for a substantial length of time and/or
(iii) have a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions."

Under the A Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of Class A shares on which the 1% sales distribution fee has been paid may be required to pay to the Series on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (Exceptions are made for: (i) redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions and (ii) participant directed redemptions which continue as program investments in another fund participating in a special retirement wrap program.) If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series' Class A shares by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

BUYING CLASS B SHARES. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC may be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

Anniversary
of the Day on            Contingent Deferred
Which the Purchase       Sales Charge on
Order Was Accepted       Redemptions
                         (As % of Amount
On        Before         Subject to Charge)
          1st            5.0%
1st       2nd            4.0%
2nd       3rd            3.0%
3rd       4th            3.0%
4th       5th            2.0%
5th       6th            1.0%
on or after the          None
6th anniversary


In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

WAIVER OF CLASS B SALES CHARGES. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below; (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions; (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts; and (iv) in connection with the death of the shareholder.

CLASS B RULE 12B-1 PLAN. The Series has adopted a Class B share Rule 12b-1 Plan (the "B Plan") under which the Series periodically pays Lord Abbett Distributor
(i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of 0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years.

Lord Abbett Distributor uses the service fee to compensate authorized institutions (except as to certain accounts for which tracking data is not available) for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the A Plan, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totalling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.

Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Series of part or all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments concerning Class B shares.

The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Series is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate the B Plan. Over the long term, the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor does not intend to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

AUTOMATIC CONVERSION OF CLASS B SHARES. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1 Plan. The conversion is based on the relative net asset values of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

BUYING CLASS C SHARES. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed for cash before the first anniversary of their purchase, a CDSC of 1% will be deducted from the redemption proceeds. That reimbursement charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The Class C CDSC is paid to the Series to reimburse it, in whole or in part, for the service and distribution fee payments made by the Series at the time such shares were sold, as described below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for one year or more and (3) shares held the longest before the first anniversary of their purchase. If Class C shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Series' Class C shares. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

CLASS C RULE 12B-1 PLAN. The Series has adopted a Class C share Rule 12b-1 Plan (the "C Plan") under which (except as to certain accounts for which tracking data is not available) the Series pays authorized institutions through Lord Abbett Distributor (1) a service fee and a distribution fee, at the time shares are sold, not to exceed 0.25 and 0.75 of 1%, respectively, of the net asset value of such shares and (2) at each quarter-end after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed 0.25 and 0.75 of 1% respectively, of the average annual net asset value of such shares outstanding (payments with respect to shares not outstanding during the full quarter to be prorated). These service and distribution fees are for purposes similar to those mentioned above with respect to the A Plan. Sales in clause (1) exclude shares issued for reinvested dividends and distributions and shares outstanding in clause (2) include shares issued for reinvested dividends and distributions after the first anniversary of their issuance.

5 SHAREHOLDER SERVICES

We offer the following shareholder services:

TELEPHONE EXCHANGE PRIVILEGE: Shares of any class may be exchanged without a service charge: (a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LASF and Mid-Cap Series of LARF and
(ii) certain tax-free, single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria (together, "Eligible Funds").

You or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can instruct the Series to exchange uncertificated shares of a class (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Series will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Series in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per class share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Series reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Series can revoke the privilege for all shareholders
upon  60  days'  prior  written   notice.   A  prospectus  for  the  other  Lord
Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the exchange privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time your SWP is established. For Class B shares (over 12% per year) and C shares, redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B) or one year or more (Class C); and (3) shares held the longest before the sixth anniversary of their purchase (Class B) or before the first anniversary of their purchase (Class C). For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Series for assistance in minimizing the CDSC in this situation. Shareholders should be careful in establishing a SWP, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

DIV-MOVE: You can invest the dividends paid on your account ($250 initial and $50 subsequent minimum) into an existing account within the same class in any Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of any other fund before investing.

INVEST-A-MATIC: You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

RETIREMENT PLANS: Lord Abbett makes available retirement plan documents including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans.

HOUSEHOLDING: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Series with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All correspondence should be directed to the World Bond-Debenture Series of Lord
Abbett  Securities  Trust  (P.O.  Box  419100,   Kansas  City,  Missouri  64141;
800-821-5129).

6 OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Trustees with the advice of Lord Abbett. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 67 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides us with investment management services and executive and other personnel, pays the remuneration of our officers and trustees affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Series' portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients.

We pay Lord Abbett a monthly fee, based on average daily net assets for each month. For the first fiscal year of the Series, the fee paid to Lord Abbett as a percentage of average daily net assets is expected to be at the annual rate of
 .50%. In addition, we pay all expenses not expressly assumed by Lord Abbett.

THE FUND.-. The Fund was organized as a Delaware business trust on February 26, 1993. The Series is a non-diversified open-end management investment company. Its Class A, B and C shares have equal rights as to voting, dividends, assets and liquidation except for differences resulting from certain class-specific expenses.

7 DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Our net investment income is paid to shareholders quarterly as a dividend. Dividends may be taken in cash or reinvested in additional shares at net asset value without a sales charge.

If you elect a cash payment (i) a check will be mailed to you as soon as possible after the quarterly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the date on which the dividend is paid.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution are expected to be paid in November. You may take them in cash or reinvest them in additional shares at net asset value without a sales charge.

Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We will try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Series paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Dividends derived from the Series' ordinary income and net short-term capital gains are taxable to Shareholders at ordinary income rates. Distributions by the Fund of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate on long-term capital gains for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares

8 REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or YOUR REPRESENTATIVE WITH PROPER IDENTIFICATION can telephone the Series. The Series will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited procedures described above, to redeem shares directly, send your request to World Bond-Debenture Series of Lord Abbett Securities Trust (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three days. The Series may suspend the right to redeem shares for not more than seven days (or longer under unusual circumstances as permitted by Federal law). If you have purchased Series shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Series that the check has cleared. Shares also may be redeemed by the Series at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett, as our agent, prior to the close of Lord Abbett's business day, you will receive the net asset value as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest, in another account having the identical class and registration, in any of the Eligible Funds at the then applicable net asset value (i) without the payment of a front-end sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to prior written notice, our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

TAX-QUALIFIED PLANS: For redemptions of $50,000 or less, follow normal redemption procedures. Redemptions over $50,000 must be in writing from the employer, broker or plan administrator stating the reason for the redemption. The reason for the redemption must be received by the Series prior to, or concurrent with, the redemption request.

9 PERFORMANCE

YIELD AND TOTAL RETURN. Yield and total return data may, from time to time, be included in advertisements about the Series. Each class of shares calculates its "yield" by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses (including actual 12b-1 fees) of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend distribution rate may be calculated. A dividend distribution rate is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. The yield and dividend distribution rate for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Series' net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the CDSC.

"Total return" for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Series at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B and Class C shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of yield or total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed description.

The Series' dividend distribution rate may differ from its SEC yield primarily because the Series may purchase short- and intermediate-term high-coupon securities at a premium and, consistent with applicable tax regulations, distribute to shareholders all of the interest income on these securities without amortizing the premiums. This practice also is used by the Series for financial statement purposes and is in accordance with generally accepted accounting principles. In other words, the Series may pay more than face value for a security that pays a greater-than-market rate of interest and then distribute all such interest as dividends. The principal payable on the security at maturity will equal face value, and so the market value of the security will gradually decrease to face value, assuming no change in the market rate of interest or in the credit quality of the issuer. Shareholders should recognize that such dividends therefore will tend to decrease the net asset value of the

Series. Dividends paid from this interest income are taxable to shareholders at ordinary income rates.

The Series may make distributions in excess of net investment income from time to time to provide more stable dividends. Such distributions could cause slight decreases in net asset value over time, but historically have not resulted in a return of capital for tax purposes.

See "Performance" in the Statement of Additional Information for a more detailed discussion concerning the computation of the Series' total return and yield.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFER IS NOT AUTHORIZED OR IN WHICH THE PERSON MAKING SUCH OFFER IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY THE FUND AND NO PERSON IS ENTITLED TO RELY UPON ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN OR THEREIN.


INVESTMENT MANAGER AND UNDERWRITER
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

SHAREHOLDER SERVICING AGENT
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

AUDITORS
Deloitte & Touche LLP

COUNSEL
Debevoise & Plimpton

Printed in the U.S.A.

LABD-1-597

(5/97)

LORD ABBETT
SECURITIES TRUST
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203

LORD ABBETT
PROSPECTUS '98
MARCH ___, 1998
                    Application Inside

LORD ABBETT
SECURITIES
TRUST
WORLD BOND-DEBENTURE
SERIES


LORD, ABBETT & CO.
INVESTMENT MANAGEMENT
A TRADITION OF PERFORMANCE THROUGH DISCIPLINED INVESTING

LORD ABBETT                                                    March     , 1998
Statement of Additional Information


                          Lord Abbett Securities Trust
                           World-Bond Debenture Series

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information, relates to, and should be read in conjunction with, the Prospectus dated March , 1998.

Lord Abbett Securities Trust (sometimes referred to as the "Fund") was organized as a Delaware business trust on February 26, 1993. The Fund has four series, but only World Bond-Debenture Series ("we" or the "Series") is described in this Statement of Additional Information. The Series has three classes of shares (A, B and C). All Fund shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, each series must be preferred over all other series in respect of assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.

        TABLE OF CONTENTS                           Page

        1.       Investment Policies                                 2
        2.       Trustees and Officers                               4
        3.       Investment Advisory and Other Services              7
        4.       Portfolio Transactions                              7
        5.       Purchases, Redemptions and
                 Shareholder Services                                9
        6.       Past Performance                                   15
        7.       Taxes                                              16
        8.       Information About the Fund                         17
        9.       Financial Statements                               17
       10.       Appendix                                           18

                                       1.
                               Investment Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
We are subject to the following investment restrictions which cannot be changed without approval of a majority of our outstanding shares. The Series may not:
(1) borrow money, except that (i) the Series may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;
(4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Series, buy securities of one issuer representing more than (i) 5% of the Series' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Trustees without shareholder approval. The Series may not: (1) borrow in excess of 33 1/3% of its total assets, , and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or trustees of the Fund or by one or more partners or members of the Series' underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Series' prospectus and statement of additional information, as they may be amended from time to time; (9) buy from or sell to any of its officers, trustees, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Series; or (10) invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

PORTFOLIO TURNOVER RATE. For the first year of operation, our portfolio turnover is expected to be between 100% and 150%.

INVESTMENT TECHNIQUES

The Series intends to utilize, from time to time, one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. While some of these techniques involve risk when utilized independently, the Series intends to use them to reduce risk and volatility in its portfolios.

COVERED CALL OPTIONS. The Series may write covered call options on securities it owns ("call options"). A call option on securities gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified security on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. In exchange for the premium received. The writer of a fully collateralized call option gives up the gain possibility of the underlying security beyond the call price and continues to have the downside risk of such securities. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating above the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned security is the sum of the premium less brokerage commissions and fees plus the difference between the strike price of the call and the market price of the underlying security.

REPURCHASE AGREEMENTS. The Series may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Series acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Series have a total value in excess of the value of the repurchase agreement. The Series requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Series to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Series may incur a loss upon their disposition. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Series and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Series acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Series intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Series to present minimal credit risks. The Series will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

LENDING PORTFOLIO SECURITIES

The Series may lend its portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of theSeries' total assets. The Series' lending of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government securities") or other permissible means. The cash or instruments collateralizing the Series' lending of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Series may allow a part of the interest received with respect to the investment of collateral to be paid to the borrower and/or a third party that is not affiliated with the Series and is acting as a "placing broker." No fee will be paid to affiliated persons of the Series.

By lending portfolio securities, the Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by a borrower when such U.S. Government securities are used as collateral. The Series will comply with the following conditions whenever it lends securities: (i) the Series must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Series must be able to terminate the loan at any time; (iv) the Series must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (v) the Series may pay only reasonable fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, except that if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

WHEN-ISSUED TRANSACTIONS

As stated in the Prospectus, the Series may purchase portfolio securities on a when-issued basis. When-issued transactions involve a commitment by the Series to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. When the Series enters into a when-issued purchase, it becomes obligated to purchase securities and it assumes all the rights and risks attendant to ownership of a security, although settlement occurs at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time the Series makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Series generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.



                                       2.
                              Trustees and Officers

The following trustees are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers and/or directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.


Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 59, Vice President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of the Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Currently serves as Director of Den West Restaurant Co., J.B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 69.

Thomas J. Neff
Spencer Stuart U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth column sets forth information with respect to the retirement plan for outside directors maintained by each of the Lord Abbett-sponsored funds. The fifth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.




                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997

         (1)                   (2)                  (3)                     (4)

                                                                            For Year Ended
                                                  Equity-Based              December 31, 1997
                                                  Benefits Accrued          Total Compensation
                              Aggregate           By The Fund AndAccrued    By The Fund And
                              Compensation        Twelve Other Lord         Twelve Other Lord
                              Accrued By          Abbett-Sponsored          Abbett-Sponsored
NAME OF DIRECTOR              THE FUND1           FUNDS2                    FUNDS3

E. Thayer Bigelow             $450                $16,641                  $56,000
Stewart S. Dixon              $442                $32,015                  $55,000
John C. Jansing               $442                $46,430                  $55,000
C. Alan MacDonald             $460                $29,994                  $57,400
Hansel B. Millican, Jr.       $446                $38,069                  $55,000
Thomas J. Neff                $449                $18,804                  $56,000


1. Outside trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the trustees. The amounts of the aggregate compensation payable by the Fund as of October 31, 1997, deemed invested in Fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, 939; Mr. Dixon, 21,555; Mr. Jansing, 165,003; Mr. MacDonald, 9,515; Mr. Millican, 21,626 and Mr. Neff, 22,587. If the amounts deemed invested in Fund shares were added to each trustee's actual holdings of Fund shares as of October 31, 1997, each would own the following:
   Mr. Bigelow,  shares; Mr. Dixon, shares; Mr. Jansing,  shares; Mr. MacDonald,
   shares; Mr.    Millican,       shares; Mr. Neff,       shares.

2. Each Lord Abbett-sponsored fund has a retirement plan providing that outside directors(trustees) may receive annual retirement benefits for life equal to 100% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. Such retirement plans, and the deferred compensation plans referred to in footnote one, were amended during 1996 to, among other things, enable outside directors(trustees) to elect to convert their prospective benefits under the retirement plans to equity-based benefits under the deferred compensation plans (renamed the equity-based plans and hereinafter referred to as such). Five of the six outside directors(trustees) made such an election. Mr. Jansing did not. The amounts accrued in column 3 were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 1997 with respect to the equity-based plans. Under the 1996 amendments, the annual retainer was increased to $50,000 and the annual retirement benefits were increased from 80% to 100% of a trustee's final annual retainer. Thus, if Mr. Jansing were to retire at or after age 72 and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

3. This column shows aggregate compensation, including trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees; Zane Brown, age 46, Executive Vice President; Paul A. Hilstad, age 55 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.), Vice President and Secretary; Stephen I. Allen, age 44; Daniel E. Carper, age 46; Daria Foster, age 43; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc - 1995 to 1997, prior thereto Senior Vice President and Associate General Counsel of Kidder, Peabody & Co. Incorporated); Thomas F. Konop, age 55; Robert Noelke, age 41; E. Wayne Nordberg, age 59; A. Edward Oberhaus, age 38, Keith F. O'Connor, age 42, John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer.

The Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Fund's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the shares of the Series outstanding and entitled to vote at the meeting.

As of December 26, 1997, Lord, Abbett & Co. owns all of our shares. Therefore, those trustees and officers who are also partners of Lord, Abbett & Co. own as a group, 100% of our outstanding shares.



                                       3.
                     Investment Advisory and Other Services


As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Ten of the twelve general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert
G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The other general partners of Lord Abbett who are neither officers nor directors of the Fund are W. Thomas Hudson and Michael McLaughlin. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Our Management". Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1% of the Series' average daily net assets. This fee is allocated among Classes A, B and C based on the classes' proportionate shares of such average daily net assets.

We pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's trustees have approved arrangements permitting the Series' foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent accountants of the Fund and must be approved at least annually by our Board of Trustees to continue in such capacity. Independent public accountants perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.


                                       4.
                             Portfolio Transactions


With respect to the Series, purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or market maker for the securities. Therefore, the Series usually will pay no brokerage commissions for such purchases. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers will include a dealer's markup. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in Section 28 (e) of the Securities Exchange Act of 1934.

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Series may pay, as described below, a higher commission than some brokers might charge on the same transaction. This policy governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Series' portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. When commissions are negotiated, we pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of our brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Series; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Series; and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell the Series' portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.


                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Series values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

The maximum offering price of Class A shares on December 26, 1997 was computed as follows:

                                                                 CLASS A
Net asset value per share (net assets divided
by shares outstanding)............................................$10.03

Maximum offering price per share (net asset
value divided by .9525)...........................................$10.53

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees of the Fund. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Series' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Series' calculation of net asset values unless the Fund's trustees determine that the particular event would materially affect net asset value, in which case an adjustment will be made.

The net asset value per share for the Class B and C shares is  determined in the
same  manner  as  for  the  Class  A  shares  (net  assets   divided  by  shares
outstanding). Our Class B and C shares are offered at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Series, and to make reasonable efforts to sell Series shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.


CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A, B AND C RULE 12B-1 PLANS. As described in the Prospectus, the Series has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the three Series Classes: the "A Plan", the "B Plan" and the "C Plan", respectively. In adopting each Plan and in approving its continuance, the Board of Trustees has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under each Plan for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the trustees, including a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the trustees, including a majority of the outside trustees. Each Plan may be terminated at any time by vote of a majority of the outside trustees or by vote of a majority of its Class's outstanding voting securities.

CONTINGENT  DEFERRED SALES CHARGES. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions ,a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                    Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted        on Redemptions
                                             (As % of Amount Subject to Charge)
Before the 1st.........................................5.0%
On the 1st, before the 2nd.............................4.0%
On the 2nd, before the 3rd.............................3.0%
On the 3rd, before the 4th.............................3.0%
On the 4th, before the 5th.............................2.0%
On the 5th, before the 6th ............................1.0%
On or after the 6th anniversary........................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

GENERAL. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention as described in the Prospectus you may invest $100,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement of Intention is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees, through a special retirement wrap program sponsored by an authorized institution having one or more characteristics distinguishing it, in the opinion of Lord
Abbett Distributor, from a mutual fund wrap program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plan.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 60 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Series computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Series' investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Series' average annual compounded rates of total return for the period from December 18, 1997 (commencement of operations) to March , 1998 was %, % and %, for the Series' Class A, B and C shares, respectively.

Yield quotation for each Class is based on a 30-day period ended on a specified date, computed by dividing our net investment income per share earned during the period by the maximum offering price per share of such Class on the last day of the period. This is determined by finding the following quotient: take the
Class' dividends and interest earned during the period minus its expenses accrued for the period and divide by the product of (i) the average daily number of shares of such Class outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such Class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended March , 1998, the yield for the Class A, B and C shares of the Series were %, % and %, respectively.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

As described in the Prospectus, the Series may be subject to withholding taxes and other taxes imposed by foreign countries. If, at the close of any fiscal year, more than 50% of the assets of the Series of the Fund consist of stock or securities of foreign corporations, the Series may elect to treat foreign income taxes paid by the Series as having been paid directly by its shareholders. If a Series qualifies for and makes such an election, the shareholders of the Series will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata share of foreign income taxes paid by the Series and (ii) treat such pro rata share as foreign income taxes paid by them. Such shareholders may then use such pro rata portion of foreign income taxes as foreign tax credits, subject to applicable limitations, or, alternatively, deduct them in computing their taxable income. Shareholders who do not itemize deductions for federal income tax purposes will not be entitled to deduct their pro rata portion of foreign taxes paid by the Series, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for foreign taxes paid by the Series may be required to treat a portion of dividends received from the Series as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Series qualifies for and makes the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Series and (ii) the portion of dividends which represents income from each foreign country.

Forward foreign currency contracts, foreign currency put and call options and other investment techniques and practices which the Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by a Series. Such hedging transactions may increase the amount of short-term capital gain realized by such Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options and forward contracts.

Gains and losses realized by the Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Series purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Series may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Series or its shareholders with respect to deferred taxes arising from such distributions or gains. If the Series were to invest in a passive foreign investment company with respect to which the Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Series.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of the series, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes to non-United States persons who own Fund shares.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the fiscal year ended October 31, 1997 and the report of Deloitte & Touche LLP, independent accountants, on such financial statements contained in the 1997 Annual Report to Shareholders of Lord Abbett Securities Trust are incorporated herein by reference to such financial statements and report, in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                       10.
                                    Appendix

                             Corporate Bond Ratings

Moody's Investors Service, Inc.'s Corporate Bond Ratings

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB-B-CCC-CC-C - Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'CCC' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PART C            OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  (a)    Financial Statements
                         Part A - Financial Highlights for the period December 31, 1994 (commencement of operations Growth & Income Series) to October 31, 1995; fiscal years ended October 31, 1996 and 1997.

                         Part B - Statement of Net Assets (Growth & Income Series) at October 31, 1996. Statement of Operations (Growth & Income Series) for the fiscal years ended October 31, 1996 and 1997.

                  (b)    Exhibits -

                         99.B1          Amendment to Declaration of Trust*
                         99.B5          Addendum to Management Agreement*
                         99.B11         Consent of Deloitte & Touche**
                         99.B18         Amended and Restated Plan entered into
                                        by Registrant pursuant to Rule 18f-3***
                         Ex. 27         Financial Data Schedule*

                          *             Filed herewith.
                         **             To be filed.
                        ***             Incorporated by Reference to
                                        Post-Effective Amendment No. 12 to the
                                        Registration Statement on Form N-1A of
                                        Lord Abbett Investment Trust, filed on
                                        11/7/97 (File No. 33-68090).

                    Exhibit items not listed above have either already been filed or are not applicable.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  None.


Item 26. NUMBER OF RECORD HOLDERS OF SECURITIES
                  (as of December 5, 1997)

                  Growth   & Income Series
                              Class A - 3,285
                              Class B -   118
                              Class C - 4,444

                  International Series

                         Class A - 3,345
                         Class B -   566
                         Class C -   744


Item 27.          INDEMNIFICATION

                  The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Instrument of Trust at Section 4.3 relating to indemnification of Trustees, officers, etc. states the following.

                  The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, EXCEPT with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (A) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (B) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or
                  (C) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (I) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this
                  Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (A) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (C) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                  Lord, Abbett & Co. acts as investment manager and/or principal underwriter for twelve other Lord Abbett open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 5,878 private accounts as of September 30, 1997. Other than acting as Trustees (directors) and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:


                           John J. Walsh
                           Trustee
                           Brooklyn Hospital
                           Parkside Avenue
                           Brooklyn, N.Y.

Item 29.          PRINCIPAL UNDERWRITER

                  (a)  Lord Abbett Affiliated Fund, Inc.
                       Lord Abbett Bond-Debenture Fund, Inc.
                       Lord Abbett Mid-Cap Value Fund, Inc.
                       Lord Abbett Developing Growth Fund, Inc.
                       Lord Abbett Tax-Free Income Fund, Inc.
                       Lord Abbett Government Securities Money Market Fund, Inc. Lord Abbett Tax-Free Income Trust
                       Lord Abbett Global Fund, Inc.
                       Lord Abbett Equity Fund
                       Lord Abbett Series Fund, Inc.
                       Lord Abbett Research Fund, Inc.
                       Lord Abbett Investment Trust

                  INVESTMENT ADVISER

                American Skandia Trust (Lord Abbett Growth and Income Portfolio)

            (b) The partners of Lord, Abbett & Co. are:

                     Name and Principal               Positions and Offices
                     BUSINESS ADDRESS (1)             WITH REGISTRANT

                     Robert S. Dow                    Chairman and President
                     Paul A. Hilstad                  Vice President & Secretary
                     Stephen I. Allen                 Vice President
                     Zane E. Brown                    Vice President
                     Daniel E. Carper                 Vice President
                     Daria L. Foster                  Vice President
                     Robert G. Morris                 Vice President
                     Robert J.Noelke                  Vice President
                     E. Wayne Nordberg                Vice President
                     John J. Walsh                    Vice President

                    The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are W. Thomas Hudson and Michael McLaughlin.

               (1) Each of the above has a principal business address at 767 Fifth Avenue, New York, NY 10153

     (c)  Not applicable

Item 30.          LOCATION OF ACCOUNTS AND RECORDS

                    Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                    Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

                    Certain records such as correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.          MANAGEMENT SERVICES

                  None.

Item 32.          UNDERTAKINGS

                  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                  The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

                  The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 31st day of December 1997.

                                                  LORD ABBETT SECURITIES TRUST



                                                  BY s/Robert S. Dow
                                                     ---------------------------
                                                     Robert S. Dow
                                                     Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                               Chairman, President
s/Robert S. Dow                and Trustee                     December 31, 1997
---------------------------   --------------------------    --------------------
Robert S. Dow                         (Title)                             (Date)


                               Vice President and
s/Keith F. O'Connor            Chief Financial Officer        December 31, 1997
---------------------------   --------------------------    --------------------
Keith F. O'Connor                     (Title)                             (Date)


s/E. Wayne Nordberg            Trustee                         December 31, 1997
---------------------------   --------------------------    --------------------
E. Wayne Nordberg                     (Title)                             (Date)


s/Stewart S. Dixon             Trustee                         December 31, 1997
---------------------------   --------------------------    --------------------
Stewart S. Dixon                      (Title)                             (Date)


s/John C. Jansing              Trustee                         December 31, 1997
---------------------------   --------------------------    --------------------
John C. Jansing                       (Title)                             (Date)


s/C. Alan MacDonald            Trustee                        December 31, 1997
---------------------------   --------------------------    --------------------
C. Alan MacDonald                     (Title)                             (Date)


s/Hansel B. Millican           Trustee                       December 31, 1997
---------------------------   --------------------------    --------------------
Hansel B. Millican, Jr.               (Title)                             (Date)


s/Thomas J. Neff               Trustee                         December 31, 1997
---------------------------   --------------------------    --------------------
Thomas J. Neff                        (Title)                             (Date)


s/Thayer Bigelow               Trustee                        December 31, 1997
---------------------------   --------------------------    --------------------
E. Thayer Bigelow                     (Title)                             (Date)